Item 1: Report to Shareholders

Retirement 2015 Fund	May 31, 2007

The views and opinions in this report were current as of May 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The past year was kind to investors, with major global asset classes reporting results that ranged from good to spectacular. Returns were generally strong during the past six months as well, although high-quality U.S. bonds struggled as interest rates rose amid concerns about economic growth and inflation. The Retirement Funds, which are broadly diversified across global asset classes, benefited from this positive environment, generating returns that are well above the historical annual averages for equities.

We would like to welcome new shareholders to the T. Rowe Price Retirement Funds. Since our semiannual report last November, we have added two new funds to help investors better target their retirement dates and made other enhancements that we believe should help investors achieve and maintain a financially successful retirement. After looking at the recent market environment, we will review the funds’ objectives and strategy.

HIGHLIGHTS

• Most global asset classes registered strong returns over the past year.

• The Retirement Funds benefited from the strong global environment, posting solid gains for the fiscal year.

• We continued to overweight stocks relative to bonds, which generally aided the funds’ performance.

• Although we are pleased with the past year’s results, we remain focused on the funds’ disciplined strategy and broad diversification, which we believe can help shareholders achieve their retirement-funding goals.

MARKET ENVIRONMENT

Economic growth decelerated over the last year, as the housing sector’s weakness persisted and the market for mortgage loans to homebuyers with greater credit risks came under pressure. In fact, first-quarter GDP growth in 2007 was measured at an annualized rate of 0.6%, which was the lowest reading in several years and was well below the 5.6% growth rate in the first quarter of 2006. Yet the healthy labor market—national unemployment dipped to 4.4% in March, which was nearly a six-year low—and rising energy, food, and import prices kept inflation above the 1% to 2% comfort zone of Federal Reserve officials. The Fed kept the fed funds target rate at 5.25% for most of our fiscal year because central bank officials continue to believe that slower growth will allow inflation to ease over time. However, the Fed has acknowledged an increase in economic uncertainty stemming from the weak housing market.

As shown in the graph, money market yields were little changed over the last year, reflecting the Fed’s maintenance of the 5.25% fed funds target rate since the end of June 2006. Intermediate- and long-term interest rates declined in aggregate over the last year, but they increased in the last six months, as inflation remained elevated and as hopes dwindled for the Fed to stimulate the economy with lower short-term interest rates.

Long-term interest rates are usually higher than short-term rates because investors typically demand higher returns for committing their capital for longer periods, but the Treasury yield curve—a depiction of the relationship between the yields of government bonds with various maturities—was inverted for most of the last year, as longer-term rates declined and remained below the 5.25% fed funds rate. An inverted yield curve is often a harbinger of slower economic growth.

Thanks to favorable corporate fundamentals and a significant increase in mergers and private-equity deals, U.S. stocks advanced over the last year, and several major indexes, including the S&P 500, reached new all-time highs. Large-cap shares outperformed their smaller brethren: The S&P 500 Index returned 10.29% and 22.78% in the 6- and 12-month periods ended May 31, 2007, respectively. Value stocks surpassed growth across all market capitalizations over the last year, but small-cap growth stocks outpaced small-cap value shares in the last six months.

U.S. bonds generally produced moderate returns over the last year, but gains were modest in the last six months, as income was mostly offset by falling bond prices in response to rising intermediate- and long-term interest rates. In the investment-grade universe, mortgage-and asset-backed securities fared best in the second half of our fiscal year, whereas corporate and Treasury bonds lagged, especially long-term issues. High-yield bonds outperformed higher-quality securities throughout the last year, as investors seeking higher income continued to embrace risk. The Lehman Brothers U.S. Aggregate Index, a broad measure of the taxable, domestic, investment-grade bond market, returned 0.69% in the last six months and 6.66% for the 12-month period.

Non-U.S. stocks outperformed their domestic counterparts over the last year, led by emerging market equities in Latin America and Asia. Among developed markets, European bourses produced strong returns, but Japanese shares lagged significantly. The MSCI EAFE Index, which measures the performance of mostly large-cap stocks in Europe, Australasia, and the Far East, returned 14.41% in the last six months and 27.39% in the one-year period.

HOW OUR RETIREMENT FUNDS WORK

As life expectancies have increased and traditional company pensions have diminished, more of the retirement savings burden now falls on individuals, who face the specter of outliving their assets. Our Retirement Funds help investors address this new retirement landscape. The funds are designed to provide shareholders a single, diversified portfolio that is managed to a specific retirement date and continues to provide appropriate asset allocation throughout retirement. Each Retirement Fund offers exposure to different asset classes and market capitalizations. The funds include international as well as domestic investments and both growth and value investment styles. The funds are “funds of funds,” achieving their diversification by investing in other T. Rowe Price mutual funds.

The target-date funds systematically shift their allocations over time, investing in an appropriate proportion of stock and bond funds as the target retirement date draws near. The closer each fund gets to the stated retirement date, the more conservative its asset mix becomes, placing a greater emphasis on income and reducing investors’ overall risk. These shifts are intended to facilitate the accumulation of assets prior to retirement, as well as help investors manage their assets after retiring.

What makes our funds different is that we think investors need a greater allocation to stocks—both before and during retirement—than has generally been recommended to achieve their long-term retirement goals. Where many similar strategies reach a stable, typically very conservative allocation to stocks shortly after they reach their target date, our funds have approximately 55% in stocks at their target dates, and that allocation gradually diminishes over the next three decades. About 30 years after its designated retirement year, each fund will reach and maintain a stock allocation of about 20%. The Retirement 2005 Fund, for example, has reached its target date but continues its gradual equity reduction. At the other end of the spectrum, the Retirement 2050 and 2055 Funds are at their highest equity allocation of approximately 90%. For all target-date funds, the remaining assets are invested in fixed-income securities, including short-term securities. For those who prefer a more traditional asset allocation strategy, the Retirement Income Fund maintains an asset allocation of about 60% bonds and 40% stocks.

The funds’ managers may make some limited tactical variations to each fund’s target allocation. The T. Rowe Price Asset Allocation Committee considers adjustments to the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund based on market conditions and economic fundamentals.

We believe the funds offer a convenient approach to retirement investing because investors do not have to determine a suitable asset allocation strategy, select the funds to implement the strategy, worry about managing the asset allocation strategy over time, or make tactical adjustments in response to changing market conditions. Since the underlying funds invest domestically and internationally in a wide range of equity and bond market sectors, investors gain the benefits of diversification as well as the expertise of individual fund managers who invest in these areas on a daily basis. Fund expenses are limited to the expenses of the underlying funds, so there is no additional management fee charged for the asset allocation services we provide.

STRATEGY

The Retirement Funds continued to maintain a tactical overweight position in stocks relative to bonds. That overweight stood at 2.75% a year ago. We reduced it to 2% in November 2006 and further decreased it in December to 1.75%, where it stood at the end of our fiscal year on May 31, 2007. Our overweight indicates that we continue to think equities should perform better than bonds over the next couple of years, but moderating economic growth is likely to mean that profit growth will decelerate somewhat. Among domestic stocks, we favored large-capitalization stock funds relative to funds that invest in smaller companies because we believe large companies will benefit from greater exposure to faster growing regions outside the U.S.

We were (and remain) neutral in established non-U.S. equity markets, but underweighted in emerging markets equities. We believe valuations are reasonable in developed markets, particularly as productivity increases are helping to maintain earnings growth. Emerging markets have rebounded from a sharp sell-off in the second quarter of 2006. Emerging economies are fundamentally stronger than in the past, but may be challenged by lower global growth.

Within the fixed-income allocation, we increased our exposure to short-term bonds as the Fed approached the end of its series of interest rate hikes last year. We have been cautious on investment-grade bonds because of the challenging interest rate environment, and we are modestly underweight in high-yield bonds because of rich valuations within that sector. In general, high-yield fundamentals remain favorable with good corporate profits and historically low corporate default rates.

PERFORMANCE REVIEW

We think the Retirement Funds’ performance is best benchmarked against each fund’s combined index portfolio, as shown in the Performance Comparison tables. Our combined index benchmarks are constructed to reflect our actual strategy. The domestic equity allocation (currently composed of the Growth Stock, Value, Equity Index 500, Mid-Cap Growth, Mid-Cap Value, New Horizons, Small-Cap Stock, and Small-Cap Value Funds) is benchmarked to the Dow Jones Wilshire 5000 Composite Index, which tracks the entire U.S. equity market. The corresponding index for our non-U.S. stock allocation (International Stock, International Growth & Income, and Overseas Stock Funds) is the MSCI EAFE Index. Fixed income (New Income and High Yield Funds) is measured against the Lehman Brothers U.S. Aggregate Index, and short-term income (Short-Term Income Fund) by the Citigroup 90-Day U.S. Treasury Bill Index. Tactical allocations between equities and fixed income are not incorporated into the combined index benchmarks.

Our Performance Comparison tables also show the returns for each fund’s respective Lipper target-date categories. Although the categories aren’t always perfect matches—Lipper does not yet have categories in five-year increments—they provide a good idea of how our funds perform relative to funds with similar objectives. We continue to show our broad market benchmarks—the Dow Jones target-date indexes—in our Growth of $10,000 tables following this letter. In general, we think these indexes are not as good a fit as our blended benchmarks because their allocation shifts do not match ours and because their construction tends to overweight certain sectors beyond their true weight relative to the overall market. They also have less exposure to stocks than our funds as retirement nears and during the retirement years.

The Retirement Funds generally benefited from the overweight in equities relative to fixed income as both domestic and non-U.S. equities outperformed investment-grade bonds during the 6- and 12-month periods ended May 31, 2007. We were also overweight in large-cap stock funds relative to small-company funds, which aided results as larger companies outperformed for both periods. On an absolute basis, the strongest returns (for the 12-month period) came from the Mid-Cap Value, Value, and Growth Stock Funds. For the six-month period, the Mid-Cap Growth, Mid-Cap Value, Value, and Growth Stock Funds had the best absolute returns. Relative to their respective underlying benchmarks, the Growth Stock Fund and the Mid-Cap Value Fund had the best returns for the 12-month period. They were also the only funds that outperformed their respective benchmarks for the year. Over the past six months, the Mid-Cap Growth, Small-Cap Value, and Growth Stock Funds had the strongest returns. The Equity Index 500 Fund was the only fund that lagged its benchmark for the six-month period.

Returns were mixed within the non-U.S. equity portion of the portfolios, as the value-oriented International Growth & Income Fund outperformed the MSCI EAFE Index for both the 6- and 12-month periods, while the International Stock Fund lagged the benchmark for both periods. Overall, the non-U.S. equity portion of the portfolios lagged the benchmark (MSCI EAFE Index) for the fiscal year and performed in line with the benchmark for the most recent six months.

Within our fixed-income allocation, the High Yield Fund significantly outperformed the Lehman Brothers U.S. Aggregate Index during both periods, which helped portfolio performance. The New Income Fund outperformed the Lehman index for the 12-month period and performed in line with the benchmark during the six-month period. Within the short-term income allocation, short-term bonds lagged cash.

NEW INVESTMENT OPTION

Effective June 29, 2007, each of the Retirement Funds will add the T. Rowe Price Emerging Markets Stock Fund to its roster of underlying funds and increase its international equity allocation.

The addition of the Emerging Markets Stock Fund as an underlying investment option reflects the continued growth and impact of emerging markets. For example, emerging markets stocks now account for about 15% of the MSCI All-Country World ex-U.S. Index. Despite shorter-term concerns about valuations of emerging markets, we believe there is a compelling investment case for the addition of this asset class to Retirement Fund portfolios, as our international equity managers believe that over the long term, emerging markets are attractive relative to global developed markets from an earnings and GDP growth perspective. Our analysis determined that the capitalization of emerging markets has grown to the point where it represents a significant portion of the total global equity market and an important investment opportunity.

We are increasing the international equity portion of the Retirement Funds’ equity allocation as a result of the increasing share of global GDP and the value of total global equity markets that developed and emerging non-U.S. equity markets now represent. Today, non-U.S. equity markets (including emerging markets) represent about 55.6% of the world equity markets’ capitalization, and the U.S. equity market represents about 44.4% —a reversal from the early years of this decade when the U.S. market represented more than 50% of the world’s investment opportunities. The Asset Allocation Committee determined that increasing the international equity allocation allows the Retirement Funds to take better advantage of investment opportunities outside the U.S.

The increase in the Retirement Funds’ international equity position is expected to be built up incrementally over the next year. The funds may decide not to invest immediately in the eligible emerging markets allocation, primarily due to our concerns over relative valuations as developing markets have risen significantly over the past few years. Once the Asset Allocation Committee decides to begin investing in the dedicated emerging markets allocation, we expect to build positions incrementally over the next two years. However, in either case the funding time line may be accelerated, depending on market conditions.

RETIREMENT INCOME FUND
The Retirement Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on both capital growth and income. The neutral allocation for the fund is 60% bonds and 40% stocks. The fund implements its strategy by investing in a set of underlying T. Rowe Price mutual funds.

The Retirement Income Fund returned 5.94% over the six months ended May 31, 2007, modestly outperforming its combined index portfolio but lagging its Lipper average of similar funds. The fund returned 13.31% for the past year, again outperforming its blended benchmark but trailing its Lipper peer group average. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund benefited from the good performance of its fixed-income allocations during the 6- and 12-month periods. The domestic stock portion of the fund lagged its underlying benchmark (the Dow Jones Wilshire 5000 Composite Index) during the 12-month period, but outperformed the benchmark over the most recent six months. The fund’s short-term income portion lagged its benchmark during the six-month period as short-term bonds lagged cash, but performed in line with the benchmark for the year. The international equity portion of the fund also underperformed its benchmark during the 12-month period but performed in line during the six-month period. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 58.25% for cash and bond funds, up from 57.75% at the end of November, and 41.75% for stock funds, down from 42.25% six months ago.

RETIREMENT 2005 FUND
The Retirement 2005 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2005.

The Retirement 2005 Fund returned 7.00% over the six months ended May 31, 2007, and 15.66% for the 12 months. The fund outperformed its combined index portfolio and Lipper average of similar funds during both periods.

The fund benefited from the strong performance of its fixed-income allocation during both the 6- and 12-month periods, although the short-term income allocation lagged the benchmark during the six-month period. The international equity allocation underperformed its benchmark during the 12-month period, but performed in line during the most recent half year. The fund’s domestic equity allocation outperformed the benchmark during the six-month period but narrowly lagged for the year. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 46.75% for cash and bond funds, up from 45.25% at the end of November, and 53.25% for stock funds, down from 54.75% six months ago.

RETIREMENT 2010 FUND
The Retirement 2010 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2010.

The Retirement 2010 Fund returned 8.18% during the past six months and 17.42% for the 12 months. The fund outperformed its combined index portfolio and Lipper average of similar funds over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund benefited from the strong performance of its fixed-income allocation during both the 6- and 12-month periods, although the short-term income allocation lagged the benchmark during the six-month period. The international equity allocation underperformed its benchmark during the 12-month period, but performed in line during the most recent half year. The fund’s domestic equity allocation outperformed the benchmark during the six-month period and performed roughly in line for the year. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 22. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 36.75% for cash and bond funds, up from 35.75% at the end of November, and 63.25% for stock funds, down from 64.25% six months ago.

RETIREMENT 2015 FUND
The Retirement 2015 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2015.

The Retirement 2015 Fund returned 9.13% and 18.95% over the six and 12 months ended May 31, respectively. The fund outperformed its combined index portfolio and Lipper average of similar funds for both periods.

The fund benefited from the strong performance of its fixed-income allocation during both the 6- and 12-month periods, although the short-term income allocation lagged the benchmark during the six-month period. The international equity allocation underperformed its benchmark during the 12-month period, but performed in line during the most recent half year. The fund’s domestic equity allocation outperformed the benchmark during both periods. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 22. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 28.75% for cash and bond funds, up from 27.75% at the end of November, and 71.25% for stock funds, down from 72.25% six months ago.

RETIREMENT 2020 FUND
The Retirement 2020 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2020.

The Retirement 2020 Fund returned 9.95% for the six months ended May 31, 2007, and 20.30% for the 12 months. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses. The fund outperformed its combined index portfolio and Lipper average of similar funds over both periods.

The fund benefited from the strong performance of its fixed-income allocation during both the 6- and 12-month periods, although the short-term income allocation lagged the benchmark during the six-month period. The international equity allocation underperformed its benchmark during the 12-month period, but performed in line during the most recent half year. The fund’s domestic equity allocation outperformed the benchmark during both periods. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 23. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 21.25% for cash and bond funds, up from 20.25% at the end of November, and 78.75% for stock funds, down from 79.75% six months ago.

RETIREMENT 2025 FUND
The Retirement 2025 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2025.

The Retirement 2025 Fund returned 10.62% over the six months ended May 31, 2007, and 21.32% for the year. The fund outperformed its combined index portfolio and Lipper average of similar funds over both periods.

The fund benefited from the strong performance of its fixed-income allocation during both the 6- and 12-month periods, although the short-term income allocation lagged the benchmark during the six-month period. The international equity allocation underperformed its benchmark during the 12-month period, but performed in line during the most recent half year. The fund’s domestic equity allocation outperformed the benchmark during both periods. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 23. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 15.25% for bond funds, up from 14.25% at the end of November, and 84.75% for stock funds, down from 85.75% six months ago.

RETIREMENT 2030 FUND
The Retirement 2030 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2030.both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund will reach its most conservative strategic allocation to stocks (approximately 20%) about 30 years after the year 2030.

The Retirement 2030 Fund returned 11.16% over the six months ended May 31, 2007, and 22.11% for the 12-month period. The fund outperformed its combined index portfolio and Lipper average of similar funds for both periods.

The fund benefited from the strong performance of its fixed-income allocation during both the 6- and 12-month periods, although the short-term income allocation lagged the benchmark during the six-month period. The international equity allocation underperformed its benchmark during the 12-month period, but performed in line during the most recent half year. The fund’s domestic equity allocation outperformed the benchmark during both periods. Please see the Performance Review on page 5 for a closer look at the fund’s performance.

As of May 31, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 24. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 10.25% for bond funds, up from 9.25% at the end of November, and 89.75% for stock funds, down from 90.75% six months ago.

RETIREMENT 2035 FUND
RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
The investment objective of the Retirement 2035, 2040, and 2045 Funds is to provide the highest total return consistent with an emphasis on both capital growth and income. The funds invest in diversified portfolios, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implement their strategies by investing in a set of underlying T. Rowe Price mutual funds. The funds will reach their most conservative strategic allocation to stocks (approximately 20%) about 30 years after their target dates.

The Retirement 2035, 2040, and 2045 Funds will follow similar investment paths for some years before their allocations begin to differ. Until that time, their performance will be measured against the same combined index portfolio. Each has a different Dow Jones Target benchmark (shown in the Growth of $10,000 tables after this letter), but share the same combined index portfolio and Lipper category. The funds are managed as separate portfolios; because of asset flows and other technical considerations, their total returns will vary, and their allocations to underlying funds may also be slightly different.

The funds posted strong returns and outperformed their combined index portfolio benchmark and Lipper average of similar funds for both the 6- and 12-month periods. Returns for the 2040 fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses. The funds benefited from the strong performance of their fixed-income allocations during both the 6- and 12-month periods, although the short-term income allocations lagged the benchmark during the six-month period. The international equity allocations underperformed their benchmark during the 12-month period, but performed in line during the most recent half year. The funds’ domestic equity allocation outperformed the benchmark during both periods. Please see the Performance Review on page 5 for a closer look at each fund’s performance.

As of May 31, the funds’ assets were invested in T. Rowe Price funds according to the target and actual allocations shown on pages 24 and 25. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past six months. At the end of the period, the target allocations were 8.25% for bond funds, up from 7.75% at the end of November, and 91.75% for stock funds, down from 92.25% six months ago.

RETIREMENT 2050 FUND
RETIREMENT 2055 FUND
The investment objective of the Retirement 2050 and 2055 Funds is to provide the highest total return consistent with an emphasis on both capital growth and income. The funds invest in diversified portfolios, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implement their strategies by investing in a set of underlying T. Rowe Price mutual funds. The funds will reach their most conservative strategic allocation to stocks (approximately 20%) about 30 years after their target dates.

The Retirement 2050 and 2055 Funds began operations on December 29, 2006. They will follow similar investment paths for some years before their allocations begin to differ. Until that time, their performance will be measured against the same combined index portfolio and Lipper category. The funds are managed as separate portfolios; because of asset flows and other technical considerations, their total returns will vary, and their allocations to underlying funds may also be slightly different.

With global markets advancing across the board, the funds posted strong returns in the five months since their inception, as shown in the table. Results outpaced the performance of the funds’ combined index portfolio and Lipper peer group average.

As of May 31, the funds’ assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 26. Actual allocations reflected the Asset Allocation Committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly during the past five months. At the end of the period, the target allocations were 8.25% for bond funds and 91.75% for stock funds.

OUTLOOK

The Retirement Funds’ strong gains over the past year are gratifying, but we know that these kinds of returns are unusual. We are focused not on the near-term market fluctuations but on maintaining a disciplined, long-term strategy that we believe can help shareholders achieve their retirement-funding goals. Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Edmund M. Notzon III
President and chairman of the funds’ Investment Advisory Committee

Jerome A. Clark
Vice president and portfolio manager

June 20, 2007

SUPPLEMENT TO PROSPECTUSES
DATED OCTOBER 1, 2006, DECEMBER 29, 2006, AND MAY 31, 2007

The T. Rowe Price Emerging Markets Stock Fund has been added to the list of underlying international funds in which each Retirement Fund can invest. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets. The tables under the subheading “What is each fund’s principal investment strategy?” in Section 1 and the table entitled “Description of Underlying Funds” in Section 3 of each prospectus are hereby revised accordingly.

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 90-Day U.S. Treasury Bill Index: An index designed to track short-term government securities.

Combined Index Portfolios: Blended index portfolios used as benchmarks for each fund. The Combined Index Portfolios are composed of the following indexes:

Retirement Income Fund—An unmanaged portfolio composed of 34.0% Dow Jones Wilshire 5000 Composite Index, 30.0% Lehman Brothers U.S. Aggregate Index, 30.0% Citigroup 90-Day U.S. Treasury Bill Index, 6.0% MSCI EAFE Index.

Retirement 2005 Fund—An unmanaged portfolio composed of 44.0% Dow Jones Wilshire 5000 Composite Index, 36.5% Lehman Brothers U.S. Aggregate Index, 12.0% Citigroup 90-Day U.S. Treasury Bill Index, 7.5% MSCI EAFE Index.

Retirement 2010 Fund—An unmanaged portfolio composed of 52.5% Dow Jones Wilshire 5000 Composite Index, 31.5% Lehman Brothers U.S. Aggregate Index, 7.0% Citigroup 90-Day U.S. Treasury Bill Index, 9.0% MSCI EAFE Index.

Retirement 2015 Fund—An unmanaged portfolio composed of 59.0% Dow Jones Wilshire 5000 Composite Index, 27.0% Lehman Brothers U.S. Aggregate Index, 3.5% Citigroup 90-Day U.S. Treasury Bill Index, 10.5% MSCI EAFE Index.

Retirement 2020 Fund—An unmanaged portfolio composed of 65.5% Dow Jones Wilshire 5000 Composite Index, 21.5% Lehman Brothers U.S. Aggregate Index, 1.5% Citigroup 90-Day U.S. Treasury Bill Index, 11.5% MSCI EAFE Index.

Retirement 2025 Fund—An unmanaged portfolio composed of 70.5% Dow Jones Wilshire 5000 Composite Index, 17.0% Lehman Brothers U.S. Aggregate Index, 12.5% MSCI EAFE Index.

Retirement 2030 Fund—An unmanaged portfolio composed of 75.0% Dow Jones Wilshire 5000 Composite Index, 12.0% Lehman Brothers U.S. Aggregate Index, 13.0% MSCI EAFE Index.

Retirement 2035, 2040, 2045, 2050, and 2055 Funds—An unmanaged portfolio composed of 76.5% Dow Jones Wilshire 5000 Composite Index, 10.0% Lehman Brothers U.S. Aggregate Index, 13.5% MSCI EAFE Index.

Credit Suisse High Yield Index: An index designed to track the high-yield bond market.

Dow Jones Moderately Conservative Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Target Date Portfolio indexes: Indexes composed of different allocations of stocks, bonds, and cash. Each month, beginning 35 years prior to an index’s stated target date, the amount allocated to stocks gradually decreases and the amount allocated to bonds/cash increases in a predefined manner. The target date in each index’s name reflects the year the benchmark’s allocation no longer changes. At that time, the index will become the Dow Jones Target Today Index with a portfolio composed of 20% stocks.

Dow Jones Wilshire 5000 Composite Index: An index that tracks the performance of all U.S. common equity securities.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers 1-3 Year Government/Credit Index: An index that tracks short-term debt instruments.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Index: An index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

Russell 2000 Index: An index that tracks the stocks of 2,000 small U.S. companies.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/07

Retirement Income Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	30.00%	29.16%	Short-Term Income
Domestic Bonds	21.50	20.69	New Income
High-Yield Bonds	6.75	6.86	High Yield
Large-Cap	28.25	28.87	Equity Index 500
Mid-Cap	2.50	2.64	Mid-Cap Growth
	1.75	1.91	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.00	1.05	New Horizons
	1.00	1.08	Small-Cap Stock
	1.00	1.02	Small-Cap Value
International	2.25	2.36	International Growth & Income
	2.50	2.46	International Stock
	1.50	1.90	Overseas Stock

Retirement 2005 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	12.00%	11.14%	Short-Term Income
Domestic Bonds	27.50	26.48	New Income
High-Yield Bonds	7.25	7.30	High Yield
Large-Cap	29.75	30.12	Equity Index 500
	5.00	4.98	Growth Stock
	1.50	1.88	Value
Mid-Cap	3.25	3.36	Mid-Cap Growth
	2.25	2.45	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.00	1.28	New Horizons
	1.50	1.39	Small-Cap Stock
	1.00	1.24	Small-Cap Value
International	2.75	2.84	International Growth & Income
	3.25	3.23	International Stock
	2.00	2.31	Overseas Stock

Portfolio Highlights

Retirement 2010 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	7.00%	6.70%	Short-Term Income
Domestic Bonds	22.00	21.00	New Income
High-Yield Bonds	7.75	7.64	High Yield
Large-Cap	26.25	26.51	Equity Index 500
	10.25	10.30	Growth Stock
	6.50	6.78	Value
Mid-Cap	3.75	3.88	Mid-Cap Growth
	2.75	2.84	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.50	1.48	New Horizons
	1.50	1.66	Small-Cap Stock
	1.50	1.43	Small-Cap Value
International	3.25	3.34	International Growth & Income
	4.00	3.81	International Stock
	2.00	2.63	Overseas Stock

Retirement 2015 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	3.50%	3.36%	Short-Term Income
Domestic Bonds	17.50	16.50	New Income
High-Yield Bonds	7.75	7.72	High Yield
Large-Cap	23.50	23.20	Equity Index 500
	14.50	14.76	Growth Stock
	10.00	10.49	Value
Mid-Cap	4.25	4.51	Mid-Cap Growth
	3.00	3.09	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.75	1.79	New Horizons
	1.75	1.85	Small-Cap Stock
	1.75	1.78	Small-Cap Value
International	4.00	3.79	International Growth & Income
	4.75	4.28	International Stock
	2.00	2.88	Overseas Stock

Portfolio Highlights

Retirement 2020 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	1.50%	1.44%	Short-Term Income
Domestic Bonds	12.50	11.57	New Income
High-Yield Bonds	7.25	7.12	High Yield
Large-Cap	18.50	18.69	Equity Index 500
	19.75	19.79	Growth Stock
	15.00	15.21	Value
Mid-Cap	4.75	5.01	Mid-Cap Growth
	3.50	3.55	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	1.75	1.77	New Horizons
	2.00	2.20	Small-Cap Stock
	1.75	1.76	Small-Cap Value
International	4.25	4.14	International Growth & Income
	5.00	4.64	International Stock
	2.50	3.11	Overseas Stock

Retirement 2025 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	8.75%	8.11%	New Income
High-Yield Bonds	6.50	6.20	High Yield
Large-Cap	15.75	15.70	Equity Index 500
	23.25	23.43	Growth Stock
	18.00	18.34	Value
Mid-Cap	5.00	5.24	Mid-Cap Growth
	3.75	3.79	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	2.10	New Horizons
	2.25	2.26	Small-Cap Stock
	2.00	2.02	Small-Cap Value
International	4.75	4.51	International Growth & Income
	5.50	4.96	International Stock
	2.50	3.40	Overseas Stock

Portfolio Highlights

Retirement 2030 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.50%	4.99%	New Income
High-Yield Bonds	4.75	4.58	High Yield
Large-Cap	13.25	12.85	Equity Index 500
	26.50	26.54	Growth Stock
	21.00	21.30	Value
Mid-Cap	5.25	5.52	Mid-Cap Growth
	4.00	4.04	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	2.01	New Horizons
	2.50	2.50	Small-Cap Stock
	2.00	1.97	Small-Cap Value
International	5.00	4.83	International Growth & Income
	5.75	5.29	International Stock
	2.50	3.58	Overseas Stock

Retirement 2035 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.25%	3.99%	New Income
High-Yield Bonds	4.00	3.88	High Yield
Large-Cap	12.00	11.93	Equity Index 500
	27.75	27.68	Growth Stock
	22.25	22.43	Value
Mid-Cap	5.50	5.78	Mid-Cap Growth
	4.00	4.02	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	2.03	New Horizons
	2.50	2.50	Small-Cap Stock
	2.00	1.98	Small-Cap Value
International	5.25	4.90	International Growth & Income
	6.00	5.33	International Stock
	2.50	3.55	Overseas Stock

Portfolio Highlights

Retirement 2040 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.25%	4.00%	New Income
High-Yield Bonds	4.00	3.89	High Yield
Large-Cap	12.00	11.88	Equity Index 500
	27.75	27.70	Growth Stock
	22.25	22.47	Value
Mid-Cap	5.50	5.78	Mid-Cap Growth
	4.00	4.08	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	2.12	New Horizons
	2.50	2.45	Small-Cap Stock
	2.00	2.04	Small-Cap Value
International	5.25	4.84	International Growth & Income
	6.00	5.29	International Stock
	2.50	3.46	Overseas Stock

Retirement 2045 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.25%	4.06%	New Income
High-Yield Bonds	4.00	3.86	High Yield
Large-Cap	12.00	11.93	Equity Index 500
	27.75	27.73	Growth Stock
	22.25	22.42	Value
Mid-Cap	5.50	5.88	Mid-Cap Growth
	4.00	3.91	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	2.03	New Horizons
	2.50	2.50	Small-Cap Stock
	2.00	2.10	Small-Cap Value
International	5.25	4.86	International Growth & Income
	6.00	5.42	International Stock
	2.50	3.36	Overseas Stock

Portfolio Highlights

Retirement 2050 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.25%	4.02%	New Income
High-Yield Bonds	4.00	3.87	High Yield
Large-Cap	12.00	11.98	Equity Index 500
	27.75	27.66	Growth Stock
	22.25	22.45	Value
Mid-Cap	5.50	5.68	Mid-Cap Growth
	4.00	4.01	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	2.00	New Horizons
	2.50	2.48	Small-Cap Stock
	2.00	1.99	Small-Cap Value
International	5.25	5.04	International Growth & Income
	6.00	5.59	International Stock
	2.50	3.12	Overseas Stock

Retirement 2055 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.25%	4.03%	New Income
High-Yield Bonds	4.00	3.88	High Yield
Large-Cap	12.00	11.99	Equity Index 500
	27.75	27.72	Growth Stock
	22.25	22.46	Value
Mid-Cap	5.50	5.69	Mid-Cap Growth
	4.00	4.01	Mid-Cap Value
Mid-Cap/Small-Cap Blend	0.00	0.00	Extended Equity Market Index
Small-Cap	2.00	2.00	New Horizons
	2.50	2.48	Small-Cap Stock
	2.00	1.99	Small-Cap Value
International	5.25	5.04	International Growth & Income
	6.00	5.60	International Stock
	2.50	3.11	Overseas Stock

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Quarter-End Returns

Periods Ended 3/31/07	1 Year	Since Inception	Inception Date
Retirement Income Fund	8.73%	9.95%	9/30/02
Retirement Income Fund–Advisor Class	8.47	7.85	10/31/03
Retirement Income Fund–R Class	8.29	7.69	10/31/03
Retirement 2005 Fund	9.59	8.40	2/27/04
Retirement 2010 Fund	10.30	13.65	9/30/02
Retirement 2010 Fund–Advisor Class	10.06	10.66	10/31/03
Retirement 2010 Fund–R Class	9.75	10.41	10/31/03
Retirement 2015 Fund	10.73	9.96	2/27/04
Retirement 2020 Fund	11.24	15.73	9/30/02
Retirement 2020 Fund–Advisor Class	10.96	12.24	10/31/03
Retirement 2020 Fund–R Class	10.69	11.97	10/31/03
Retirement 2025 Fund	11.58	11.20	2/27/04
Retirement 2030 Fund	11.77	17.25	9/30/02
Retirement 2030 Fund–Advisor Class	11.46	13.54	10/31/03
Retirement 2030 Fund–R Class	11.25	13.32	10/31/03
Retirement 2035 Fund	11.78	11.72	2/27/04
Retirement 2040 Fund	11.82	17.34	9/30/02
Retirement 2040 Fund–Advisor Class	11.51	13.56	10/31/03
Retirement 2040 Fund–R Class	11.23	13.33	10/31/03
Retirement 2045 Fund	11.74	15.07	5/31/05
Retirement 2050 Fund	–	1.70	12/29/06
Retirement 2050 Fund–Advisor Class	–	1.60	12/29/06
Retirement 2050 Fund–R Class	–	1.60	12/29/06
Retirement 2055 Fund	–	1.70	12/29/06

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

(1) Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/07	5/31/06
T. Rowe Price Equity Index 500 Fund	$ 284,567	$ 397	$ 6,951	$ 639,805	$ 272,254
T. Rowe Price Growth Stock Fund	160,549	233	1,672	407,360	189,914
T. Rowe Price High Yield Fund	116,609	128	10,707	213,070	88,904
T. Rowe Price International Growth & Income Fund	55,957	27,497	1,448	104,713	64,276
T. Rowe Price International Stock Fund	71,156	34,434	1,254	118,111	68,665
T. Rowe Price Mid-Cap Growth Fund	58,637	106	108	124,381	52,160
T. Rowe Price Mid-Cap Value Fund	38,494	75	564	85,319	38,039
T. Rowe Price New Horizons Fund	37,115	60	-	49,407	8,260
T. Rowe Price New Income Fund	250,705	12,971	14,549	455,269	214,755
T. Rowe Price Overseas Stock Fund	75,663	-	-	79,544	-
T. Rowe Price Short-Term Bond Fund	13,336	26,558	249	-	13,139
T. Rowe Price Short-Term Income Fund	92,924	64	2,436	92,654	-
T. Rowe Price Small-Cap Stock Fund	32,405	32,370	21	50,921	48,818

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in affiliated companies, at value (cost $2,455,538)	$ 2,759,235
Receivable for shares sold	4,661
Receivable for investment securities sold	1,053
Total assets	2,764,949
Liabilities	
Payable for investment securities purchased	4,458
Payable for shares redeemed	1,085
Total liabilities	5,543
NET ASSETS	$ 2,759,406
Net Assets Consist of:	
Undistributed net investment income	$ 16,571
Undistributed net realized gain	42,453
Net unrealized gain	303,697
Paid-in capital applicable to 207,010,523 shares of $0.0001 par value capital stock outstanding; 3,000,000,000 shares of the Corporation authorized	2,396,685
NET ASSETS	$ 2,759,406
NET ASSET VALUE PER SHARE	
Investor Class	
($2,758,906,434 / 206,973,013 shares outstanding)	$ 13.33
Advisor Class	
($250,000 / 18,755 shares outstanding)	$ 13.33
R Class	
($250,000 / 18,755 shares outstanding)	$ 13.33

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2015 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

The fund has three classes of shares: the Retirement 2015 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2015 Fund – Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2015 Fund – R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets; no such fees were incurred during the period ended May 31, 2007. Investment income and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to the fund’s shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have upon adoption, which pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, November 30, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2007, aggregated $1,432,686,000 and $195,871,000, respectively.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2007, were characterized as follows for tax purposes:

At May 31, 2007, the tax-basis components of net assets were as follows:

At May 31, 2007, the cost of investments for federal income tax purposes was $2,455,538,000.

NOTE 4 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund, and also serves as manager for the Retirement Income Fund and domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing agent, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are reimbursed by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. In addition, however, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2007, the fund held less than 25% of the outstanding shares of any underlying Price fund.

The fund may invest in the T. Rowe Price Short-Term Income Fund (Short-Term Income Fund), an open-end management investment company managed by Price Associates, as an efficient means of gaining exposure to short-term fixed income securities. The Short-Term Income Fund is available for investment only by mutual funds and college savings plans managed by Price Associates and/or its affiliates, and is not available for direct purchase by members of the public. The Short-Term Income Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily assets.

As of May 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 18,755 shares of the Advisor Class, and 18,755 shares of the R Class, aggregating less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and Shareholders of T. Rowe Price Retirement 2015 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Retirement 2015 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007, by agreement to the underlying ownership records for T. Rowe Price Growth Stock Fund, T. Rowe Price High Yield Fund, T. Rowe Price Equity Index 500 Fund, T. Rowe Price Mid-Cap Growth Fund, T. Rowe Price International Stock Fund, T. Rowe Price New Income Fund, T. Rowe Price Small-Cap Stock Fund, T. Rowe Price Value Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price Mid-Cap Value Fund, T. Rowe Price Small-Cap Value Fund, T. Rowe Price New Horizons Fund, T. Rowe Price Short-Term Income Fund and T. Rowe Price Overseas Stock Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $7,265,000 from short-term capital gains,
  $15,982,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $16,152,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $13,374,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-year and since-inception periods and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Manager does not receive fees from the fund, and the fund does not bear any expenses. The Manager does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Manager under the Contract. The Board did review information regarding benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds and concluded that the Manager’s profits were reasonable. Because the Manager does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Nor did the Board review fees and expenses of other funds or of privately managed accounts of the Manager and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2002	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2002	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. (5/00 to present); Director, Golden Star
2002	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Managing Director and Head of
International Private Banking, Bankers Trust (1996 to 1999); Director,
Georgia Pacific (5/04 to 12/05), Eli Lilly and Company, and Simon
Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2002

*Each independent director oversees 119 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[119]	Investment Services, Inc., and T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board and Director, T. Rowe Price Services, Inc.,
T. Rowe Price Savings Bank, T. Rowe Price Global Asset Management
Limited, and T. Rowe Price Global Investment Services Limited;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, and Vice President,
2006	T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust
[66]	Company; Vice President, Retirement Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Retirement Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Retirement Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kenneth D. Fuller (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Retirement Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Retirement Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price
Vice President, Retirement Funds

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Retirement Funds	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director, T. Rowe Price Trust Company; Director
Vice President, Retirement Funds	and Vice President, T. Rowe Price; Vice
President, T. Rowe Price Group, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President, Retirement Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Retirement Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Retirement Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
Vice President, Retirement Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Retirement Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,201,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 23, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 23, 2007